                                                                     EXHIBIT 4.2

            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


          THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of October 10, 1995 is entered into among MORRISON KNUDSEN CORPORATION, a Delaware corporation ("MKD"), and MORRISON KNUDSEN CORPORATION, an Ohio corporation ("MKO") (MKD and MKO each a "Borrower," and collectively, the "Borrowers"), the banks and other financial institutions named on Schedule A to the Credit Agreement (as defined below) and whose signatures appear on the signature pages hereto (each, together with its successors and assigns, a "Lender," and collectively, the "Lenders"), Mellon Bank, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and Mellon Bank, N.A. and Bank of America National Trust and Savings Association as co-agents for the Lenders (in such capacity, the "Co-Agents"), with reference to the following facts:

                                    RECITALS

     A. Pursuant to the Amended and Restated Credit Agreement dated as of July 31, 1995 by and among the Borrowers, the Lenders, the Administrative Agent and the Co-Agents (the "Credit Agreement"), the Lenders agreed to make certain financial accommodations to or for the benefit of the Borrowers upon the terms and conditions contained therein. Unless otherwise defined in this Amendment,
(i) capitalized terms used herein shall have the meanings attributed to them in the Credit Agreement as amended hereby, and (ii) references to sections and subsections shall refer to sections or subsections of the Credit Agreement.

     B. In connection with the second phase of the restructuring of the Borrowers' Indebtedness, (i) American Passenger Rail Car Company L.L.C. ("T-Co"), a limited liability company, has been formed, (ii) MKO will transfer certain assets of its Transit Division (the "Transit Division Assets") to T-Co pursuant to that certain Asset Purchase Agreement dated as of October 10, 1995 among T-Co, MKO, MKD and the entities named on Schedule 1 thereto (the "T-Co Asset Purchase Agreement"), (iii) T-Co and Credit Suisse will enter into a credit agreement to repay the amounts owing under the T-Co Interim Credit Agreement and to finance certain of the ongoing operations of T-Co, (iv) T-Co and the Metra Lenders will enter into a credit agreement (the "Metra Credit Agreement") to repay the amounts owing under the Metra Interim Credit Agreement and to finance certain of the ongoing operations of the Metra Contract after its acquisition by T-Co, and (v) the Existing Lenders, the agent for the Existing Lenders, and the Borrowers will amend and restate the Override Agreement (such transactions shall collectively be referred to as the "T-Co Restructuring").

     C. In connection with the T-Co Restructuring, the Borrowers have requested that the Credit Agreement be amended.

     D. The Lenders are willing to amend the Credit Agreement upon the terms and conditions set forth in this Amendment, but only upon the condition, among others, that the Borrowers, the Administrative Agent, the Co-Agents and the Lenders shall have executed and delivered this Amendment to the Administrative Agent.

          NOW, THEREFORE, in consideration of the continued performance by the Borrowers of their promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                A G R E E M E N T

     1.   AMENDMENT TO CREDIT AGREEMENT.

          1.1  Section 1.1 of the Credit Agreement is hereby amended as follows:

              (a) The definition of Cash Equivalent is hereby amended by deleting the phrase "Standard & Poor's Corporation" and substituting the phrase "Standard & Poor's Ratings Group" therefor.

              (b) A new definition of "Distribution Agreement" is hereby added in appropriate alphabetical order to read as follows:

          "'Distribution Agreement' means that certain Distribution Agreement dated as of October 10, 1995 by and among Fidelity and Deposit Company of Maryland, Mellon Bank, N.A. as agent and collateral agent for itself and the Existing Lenders, the Borrowers, and each of the Subsidiaries that are signatories thereto."

              (c) The definition of Equipment Asset Pool Intercreditor Agreement is deleted in its entirety.

              (d) A new definition of "First Amendment" is hereby added in appropriate alphabetical order to read as follows:

          "'First Amendment' means the First Amendment to Amended and Restated Credit Agreement dated as of October 10, 1995 among the Borrowers, the Administrative Agent, the Co-Agents and the Lenders."

              (e) The definition of Five Party Agreement is deleted in its entirety.

              (f) A new definition of "Intercreditor Agreement" is hereby added in appropriate alphabetical order to read as follows:

          "'Intercreditor Agreement' means that certain Intercreditor and Subordination Agreement dated as of October 10, 1995 among Fidelity and Deposit Company of Maryland, Mellon Bank, N.A. as administrative agent and collateral agent for itself and the Lenders, Mellon Bank, N.A. as agent and collateral agent for itself and the Existing Lenders, and T-Co."

              (g) The definition of Intercreditor Agreements is deleted in its entirety and the following is substituted therefor:

          "'Intercreditor Agreements' means the Intercreditor Agreement and the Distribution Agreement."

              (h) A new definition of "Metra Agent" is hereby added in appropriate alphabetical order to read as follows:

          "'Metra Agent' means the agent under the Metra Credit Agreement."

              (i) The definition of Metra Contract is hereby amended by adding the phrase ", as assigned to and assumed by T-Co" before the period at the end thereof.

              (j) A new definition of "Metra Credit Agreement" is hereby added in appropriate alphabetical order to read as follows:

          "'Metra Credit Agreement' has the meaning assigned to it in RECITAL B of the First Amendment."

              (k) A new definition of "Metra Guaranty" is hereby added in appropriate alphabetical order to read as follows:

          "'Metra Guaranty' means that certain Guaranty dated as of October 10, 1995 made by MKO in favor of the Metra Agent for the benefit of the Metra Lenders guarantying the obligations of T-Co to the Metra Lenders under the Metra Credit Agreement."

              (l) A new definition of "Metra Lenders" is hereby added in appropriate alphabetical order to read as follows:

          "'Metra Lenders' means those Existing Lenders that are banks under the Metra Credit Agreement in their capacity as banks under the Metra Credit Agreement, and their respective successors and assigns."

              (m) The definition of MKD Security Agreement is hereby amended by adding the phrase ", as the same may be amended, modified, supplemented and restated from time to time" before the period at the end thereof.

              (n) The definition of MKO/MKD Asset Pool Intercreditor Agreement is deleted in its entirety.

              (o) The definition of MKO Security Agreement is hereby amended by adding the phrase ", as the same may be amended, modified, supplemented and restated from time to time" before the period at the end thereof.

              (p) The definition of Multiparty Agreement is deleted in its entirety.

              (q) A new definition of "New Bonds Agreement" is hereby added in appropriate alphabetical order to read as follows:

          "'New Bonds Agreement' means that certain New Bonds Agreement dated as of October 10, 1995 among Fidelity and Deposit Company of Maryland, the Borrowers and the other parties listed on the signature pages thereto."

              (r) The definition of Override Agreement is deleted in its entirety and the following is substituted therefor:

          "'Override Agreement' means that certain Amended and Restated Override Agreement dated as of October 10, 1995 among the Borrowers, Mellon Bank, N.A. as agent, the Existing Lenders and the Metra Agent, as the same may be amended, modified, supplemented and restated from time to time."

              (s) The definition of Person is hereby amended by adding the phrase "limited liability company," after the word "corporation."

              (t) The definition of Restructuring Documents is deleted in its entirety and the following is substituted therefor:

          "'Restructuring Documents' means this Agreement, the Notes, the Security Documents, each Guaranty, the Collateral Agent Agreement, the Override Agreement, the Warrants, the Securities Purchase Agreement, the Intercreditor Agreements, the Metra Guaranty, and any other of those documents (i) listed on the Schedule of Documents and executed or delivered in connection with the Credit Agreement or (ii) listed on the Schedule of Documents for the Override Agreement and therein specified to be executed and delivered, or caused to be executed and delivered, in connection with the Override Agreement."

              (u) The definition of T-Co is deleted in its entirety and the following is substituted therefor:

          "'T-Co has the meaning assigned to it in RECITAL B to the First Amendment."

              (v) A new definition of "T-Co Asset Purchase Agreement" is hereby added in appropriate alphabetical order to read as follows:

          "'T-Co Asset Purchase Agreement' has the meaning assigned to it in Recital B to the First Amendment."

              (w) A new definition of "T-Co Asset Purchase Documents" is hereby added in appropriate alphabetical order to read as follows:

          "'T-Co Asset Purchase Documents' means the T-Co Asset Purchase Agreement and the documents executed by any Borrower in connection therewith, including the New Bonds Agreement."

              (x) A new definition of "T-Co Restructuring" is hereby added in appropriate alphabetical order to read as follows:

          "'T-Co Restructuring' has the meaning assigned to it in RECITAL B to the First Amendment."

              (y) The definition of Transit Division Intercreditor Agreement is deleted in its entirety.

              (z) A new definition of "Unused Commitment Fee" is hereby added in appropriate alphabetical order to read as follows:

          "'Unused Commitment Fee' has the meaning assigned to it in SECTION 2.7(f).

          1.2 Section 2.1 is hereby amended by deleting the reference to "129,000,000" and substituting "100,000,000" therefor.

          1.3 Section 2.2 is hereby amended by deleting the word "Period" after the word "Borrowing."

          1.4 Section 2.7 is hereby amended by adding a new subsection (f) to read as follows:

               "(f) From and after the date of the closing of the T-Co Restructuring and until the Termination Date, the Borrowers shall pay to the Administrative Agent, for the account of the Lenders in accordance with their respective Pro Rata Shares, a fee (the "Unused Commitment Fee") equal to one-half of one percent (1/2%) per annum of the amount by which the Commitments exceed the Loans on any day. The Unused Commitment Fee shall be calculated based on the actual number of days elapsed and a year of 360 days. The accrued portion of the Unused Commitment Fee shall be payable (i) monthly, in arrears, on the first day of the immediately succeeding calendar month and (ii) on the Termination Date."

          1.5  Section 2.9(a) is hereby amended by

               (a) adding the phrase "Net Cash Proceeds of any" immediately after the number "(ii)" and before the phrase "issuance of capital stock;"

               (b) adding the phrase "or insurance proceeds" after the phrase in subsection (iii) that reads "the Borrowers shall pay or cause to be paid such Net Cash Proceeds;" and

               (c) adding the phrase "and that certain Loan Agreement between MKD and Morrison Knudsen Engenharia S.A. dated ________, 1995 in substantially the form attached hereto as Schedule 2.9" after the phrase "that certain Loan Agreement between MKD and Morrison Knudsen Engenharia S.A. dated July 7, 1995."

          1.6  Section 7.1(m) is deleted in its entirety.

          1.7 Section 7.2(g) is hereby amended by adding the phrase ", including any breach or default under the New Bonds Agreement" before the period at the end thereof.

          1.8 Section 7.14 is hereby amended by deleting the phrase "non Transit Division."

          1.9  Section 7.16 is deleted in its entirety.

          1.10 Section 8.2(a) is hereby amended by adding the following after the word "thereunder;"

          "provided that (i) no cash collateral may be provided to the Bonding Company (except for cash collateral permitted to be disbursed to or for the benefit of the Bonding Company under the Distribution Agreement) or to T-Co except as permitted by Section 8.4, and (ii) no security interest in office equipment or furnishings, including computers, shall be provided to either the Bonding Company or T-Co;"

          1.11 Section 8.2(c) is hereby amended by adding the phrase "and provided, further, that such Lien is confined solely to the asset so acquired;" after the phrase "within 90 days after the acquisition thereof."

          1.12 Section 8.4 is hereby amended by

               (a)  deleting the phrase "Equipment Asset Pool;" and

               (b) adding the phrase "except Emkay Development Company, Inc." after the phrase "or permit any Consolidated Subsidiary."

          1.13 Section 8.15 is deleted in its entirety.

          1.14 Section 9.1(i) is hereby amended by deleting the phrase "occurrence of any of the events specified in subsections (a) through (g) of
Section 6.1 of the Multiparty Agreement or the."

          1.15 Section 9.1(r) is hereby amended by deleting the phrase "the Multiparty Agreement or the Intercreditor Agreements" and substituting the phrase "the Distribution Agreement or the Intercreditor Agreement" therefor.

          1.16 Section 9.1(s) is deleted in its entirety and the following is substituted therefor:

          "(s) Any claim is made by T-Co or any other Person asserting that the Borrowers have breached a representation, warranty or covenant contained in the T-Co Asset Purchase Documents, or any payments are made by the Borrowers on account of any such claim or breach, in each case in an aggregate amount in excess of $500,000; PROVIDED, HOWEVER, that no Event of Default shall exist under this SECTION 9.1(s) if the Borrowers are contesting, in good faith, the claim that they have breached a representation, warranty or covenant contained in the T-Co Asset Purchase Documents;"

          1.17 Section 9.1(u) is deleted in its entirety and the following is substituted therefor:

          "(u) There shall be any amendment or other modification of the Metra Guaranty, the Metra Credit Agreement or any related documents that increases the maximum amount payable under the Metra Guaranty or the Metra Credit Agreement without the consent of All Lenders, including amendments or modifications relating to the maximum principal amount, the rate of interest, or fees and other charges payable under the Metra Guaranty, the Metra Credit Agreement or any related documents;"

          1.18 Section 9.1(v) is deleted in its entirety and the following is substituted therefor:

          "(v) There shall be any amendment or other modification of the Override Agreement or any related documents, without the consent of the Majority Lenders."

          1.19 A new Section 9.1(w) is added in appropriate alphabetical order to read as follows:

          "(w) There shall be any amendment or other modification to the T-Co Asset Purchase Documents, including the New Bonds Agreement and the Reimbursement Agreement, without the consent of the Majority Lenders."

          1.20 Section 13.11 is hereby amended by deleting the phrase "MKO/MKD Asset Pool."

          1.21 Schedule A -- Schedule of Lenders is hereby deleted in its entirety and the Schedule of Lenders attached hereto as Schedule A is substituted therefor.

          1.22 Schedule B -- Schedule of the Existing Lenders and Existing Agreements is hereby deleted in its entirety and the Schedule of the Existing Lenders and Existing Agreements attached hereto as Schedule B is substituted therefor.

          1.23 Schedule E -- Schedule of Guarantors is hereby deleted in its entirety and the Schedule of Guarantors attached hereto as Schedule E is substituted therefor.

          1.24 Schedule F -- Cash Management System is hereby deleted in its entirety and the Cash Management System attached hereto as Schedule F is substituted therefor.

          1.25 Schedule G -- Schedule of Real Property Collateral is hereby deleted in its entirety and the Schedule of Real Property Collateral attached hereto as Schedule G is substituted therefor.

          1.26 Schedule 5.1(h) -- Schedule of Title Policies is hereby deleted in its entirety and the Schedule of Title Policies attached hereto as Schedule 5.1(h) is substituted therefor.

          1.27 Schedule 5.1(n) -- Schedule of Pending and Threatened Litigation is hereby deleted in its entirety and the Schedule of Pending and Threatened Litigation attached hereto as Schedule 5.1(n) is substituted therefor.

          1.28 Schedule 6.7A -- Schedule of Indebtedness is hereby deleted in its entirety and the Schedule of Indebtedness attached hereto as Schedule 6.7A is substituted therefor.

          1.29 Schedule 6.7B -- Schedule of Contingent Obligations is hereby deleted in its entirety and the Schedule of Contingent Obligations attached hereto as Schedule 6.7B is substituted therefor.

          1.30 Schedule 6.8 -- Schedule of Material Contracts is hereby deleted in its entirety and the Schedule of Material Contracts attached hereto as Schedule 6.8 is substituted therefor.

          1.31 Schedule 6.8A -- Material Defaults is hereby deleted in its entirety and Material Defaults attached hereto as Schedule 6.8A is substituted therefor.

          1.32 Schedule 6.19 -- Schedule of Material Adverse Effects is hereby deleted in its entirety and the Schedule of Material Adverse Effects attached hereto as Schedule 6.19 is substituted therefor.

          1.33 Schedule 6.20 -- Schedule of Subsidiaries is hereby deleted in its entirety and the Schedule of Subsidiaries attached hereto as Schedule 6.20 is substituted therefor.

          1.34 Schedule 6.23A -- Schedule of Business Locations is hereby deleted in its entirety and the Schedule of Business Locations attached hereto as Schedule 6.23A is substituted therefor.

          1.35 Schedule 6.23B -- Schedule of Trade Names is hereby deleted in its entirety and the Schedule of Trade Names attached hereto as Schedule 6.23B is substituted therefor.

          1.36 Schedule 7.1(k) -- Backlog Certificate is hereby deleted in its entirety and the Backlog Certificate attached hereto as Schedule 7.1(k) is substituted therefor.

          1.37 Schedule 7.2(c)(A) -- Schedule of Reportable Events is hereby deleted in its entirety and the Schedule of Reportable Events attached hereto as
Schedule 7.2(c)(A) is substituted therefor.

          1.38 Schedule 7.2(c)(B) -- Schedule of Plan Terminations is hereby deleted in its entirety and the Schedule of Plan Terminations attached hereto as Schedule 7.2(c)(B) is substituted therefor.

          1.39 Schedule 8.1 -- Schedule of Existing Indebtedness is hereby deleted in its entirety and the Schedule of Existing Indebtedness attached hereto as Schedule 8.1 is substituted therefor.

          1.40 Schedule 8.2 -- Schedule of Permitted Liens is hereby deleted in its entirety and the Schedule of Permitted Liens attached hereto as Schedule 8.2 is substituted therefor.

          1.41 Schedule 8.5 -- Schedule of Permitted Investments is hereby deleted in its entirety and the Schedule of Permitted Investments attached hereto as Schedule 8.5 is substituted therefor.

          1.42 Schedule 8.10 -- Schedule of Operating Leases is hereby deleted in its entirety and the Schedule of Operating Leases attached hereto as Schedule
8.10 is substituted therefor.

     2.   CONSENT TO AMENDED AND RESTATED OVERRIDE AGREEMENT.

     The Lenders hereby consent to that certain Amended and Restated Override Agreement dated as of October 10 among the Borrowers, Mellon Bank, N.A. as agent, the Existing Lenders and the Metra Agent.

     3. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective only upon satisfaction of each of the following conditions:

              (a) FIRST AMENDMENT. The Administrative Agent shall have received copies of this Amendment that, when taken together, bear the signatures of the Borrowers, the Administrative Agent, the Co-Agents and each of the Lenders.

              (b) GUARANTOR CONSENTS. The Administrative Agent shall have received a copy of the accompanying Guarantor Consents executed by each of the Guarantors.

              (c) CONSUMMATION OF T-CO RESTRUCTURING. The T-Co Restructuring shall have been consummated with all conditions to effectiveness having been satisfied, subject only to the execution of this Amendment.

              (d) LANDLORD WAIVERS AND CONSENTS. The Administrative Agent shall have received the Landlord Waivers and Consents in favor of the Collateral Agent, together with memoranda of leases for the premises leased or used by the Borrowers and Guarantors as set forth on SCHEDULE 2 hereto, in form and substance satisfactory to the Co-Agents.

              (e) LEASEHOLD DEEDS OF TRUST, MODIFICATIONS, AND TITLE INSURANCE. The Administrative Agent shall have received an original, executed and notarized Leasehold Deed of Trust, Leasehold Mortgage, and/or Modification to Leasehold Deed of Trust or Mortgage for each of the properties listed on
Schedule 3 hereto; PROVIDED, HOWEVER, that all necessary written consents from landlords to such Leasehold Deeds of Trust and Leasehold Mortgages have been acquired.

              (f) COLLATERAL DEEDS OF TRUST. The Administrative Agent shall have received an Assignment of Mortgage pertaining to that certain Purchase Money Mortgage executed by Englewood Plaza South Limited Partnership in favor of Morrison Knudsen Corporation, identified on Appendix I to the Schedule of Documents.

              (g) CERTIFICATES OF TITLE. The Administrative Agent shall have received all original certificates of title of the certificated vehicles listed in Schedule 4.23 to the Schedule of Documents.

              (h) PHASE I SITE ASSESSMENTS. Administrative Agent shall have received a Phase I Site Assessment for the real property located at 4925 State Road, Cleveland, Ohio.

              (i) SCHEDULE OF ACCOUNT DEBTORS. Administrative Agent shall have received a Schedule of Account Debtors, listing all account debtors of each Borrower and Guarantor (other than lessees listed on the Schedule of Real Property Leases and obligors of notes receivable listed on the Schedule of Notes Receivable), as of June 30, 1995, including (i) the name and address of each account debtor, (ii) the nature of the account, and (iii) the outstanding balance owing on such account, and, at the Closing Date, a certificate signed by an officer of each Borrower and Guarantor certifying that the Schedule is complete and correct, as of the Closing Date.

              (j) FOREIGN COUNSEL LEGAL OPINIONS. Administrative Agent shall have received (i) Dutch counsel's legal opinion stating that MKO has a perfected security interest in MK-River Constructie Maatschappij, B.V. ("MK-River") and Morrison Knudsen B.V. ("MK-BV"), or evidence that its Dutch subsidiaries have been liquidated, and (ii) Polish counsel's legal opinion stating that Collateral Agent has a perfected interest in MKO's uncertificated shares of the American Bank in Poland.

              (k) OTHER DOCUMENTS. Administrative Agent shall have received all documents listed on the Schedule of Documents attached as Exhibit B to the Override Agreement.

     4.   REFERENCE TO AND EFFECT ON CREDIT AGREEMENT AND RELATED
          DOCUMENTS.
              (a) Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and each reference in the Loan Documents to the Credit Agreement shall also mean and be a reference to the Credit Agreement as amended hereby.

              (b) Except as expressly modified under Section 1 of this Amendment, all of the terms and conditions set forth in the Credit Agreement and the other Loan Documents are incorporated herein by this reference, and the Obligations of the Borrowers under the Credit Agreement and the other Loan Documents are hereby acknowledged, confirmed and ratified by the Borrowers.

              (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agents or the Lenders under the Credit Agreement or any of the Loan Documents or Restructuring Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents or Restructuring Documents.

     5. ENTIRE AGREEMENT. This Amendment, together with the Credit Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof. Except as otherwise expressly modified herein, the Loan Documents shall remain in full force and effect.

     6. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants that the representations and warranties contained in the Credit Agreement were true and correct in all material respects when made and, except to the extent (a) that a particular representation or warranty by its terms expressly applies only to an earlier date, or (b) such Borrower has previously advised the Administrative Agent in writing as contemplated under the Credit Agreement, are true and correct in all material respects as of the date hereof. The recitals set forth at the beginning of this Amendment are true and correct, and such recitals are incorporated into and are a part of this Amendment.

     7.   MISCELLANEOUS.

          7.1 COUNTERPARTS. This Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment. Any Person delivering this Amendment by facsimile shall send the original manually executed counterpart of this Amendment to the Administrative Agent promptly after such facsimile transmission.

          7.2 AUTHORITY. Each Person executing this Amendment represents and warrants that he or she is lawfully authorized and empowered to execute this Amendment on behalf of the entity on whose behalf such Person is signing, and that upon execution, this Amendment will be binding upon such entity, without any further approval, ratification or other action.

          7.3 HEADINGS. Section headings used herein are for convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.

          7.4 GOVERNING LAW. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Pennsylvania applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

          7.5 CONFLICT OF TERMS. In the event of any inconsistency between the provisions of this Amendment and any provision of the Credit Agreement, the terms and provisions of this Amendment shall govern and control.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized representative as of the day and year first above written.

BORROWERS:               MORRISON KNUDSEN CORPORATION
                         (a Delaware corporation)

                              /s/ Douglas L. Brigham
                         By:
                             -------------------------------
                         Name:  Douglas L. Brigham
                         Title: Vice President and Treasurer


                         MORRISON KNUDSEN CORPORATION
                         (an Ohio corporation)

                              /s/ Douglas L. Brigham
                         By:
                             -------------------------------
                         Name:  Douglas L. Brigham
                         Title: Vice President and Treasurer


AGENTS AND LENDERS:

                         MELLON BANK, N.A., as Administrative Agent, a Co-Agent and a Lender

                              /s/ Alan J. Kopolow
                         By
                             ---------------------------------
                         Name:     Alan J. Kopolow
                         Title:    Vice President


                         BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as a Co-Agent and a Lender

                              /s/ Henry Y. Yu
                         By
                             ---------------------------------
                         Name:     Henry Y. Yu
                         Title:    Senior Vice President

           [ADDITIONAL SIGNATURES FOR LENDERS CONTINUED ON NEXT PAGE]

LENDERS:

Bank of America Illinois

     /s/ Henry Y.Yu
By:
   -------------------------
Name:     Henry Y. Yu
Title:
      ----------------------

Bank of Montreal

     /s/ R. Domachevsky
By:
   -------------------------
Name:     R. Domachevsky
Title:    Vice President

The Bank of Nova Scotia

     /s/D. N. Gillespie
By:
   -------------------------
Name:     D. N. Gillespie
Title:    Assistant General Mgr

The Bank of Tokyo, Ltd.,
Seattle Branch

     /s/ Stanley A. Lance
By:
   -------------------------
Name:     Stanley A. Lance
Title:
      ----------------------

Banque Nationale de Paris

     /s/ Katherine Wolfe
By:
   -------------------------
Name:     Katherine Wolfe
Title:    Vice President

By:   /s/ Jeffrey S. Kalisa
   -------------------------
Name:     Jeffrey S. Kalisa
Title:    Assistant Vice President

Banque Paribas

     /s/ John Cate
By:
   -------------------------
Name:     John Cate
Title:    Group Vice President

By:     /s/ Alan E. McLintock
   ---------------------------
Name:     Alan E. McLintock
Title:    Regional General Manager

CIBC Inc.

     /s/ Robert N. Greer
By:
   -------------------------
Name:     Robert N. Greer
Title:    Vice President

Citibank, N.A.

     /s/ Bradley I. Dietz
By:
   -------------------------
Name:     Bradley I. Dietz
Title:    Vice President

Credit Lyonnais, New York Branch

     /s/  Alan Sidrane
By:
   -------------------------
Name:     Alan Sidrane
Title:    Vice President

Deutsche Bank AG,
Los Angeles Branch and/or Cayman Islands Branch

     /s/ Patricia E. Apelian
By:
   -------------------------
Name:     Patricia E. Apelian
Title:    Director

     /s/ J. Scott Jessup
By:
   -------------------------
Name:     J. Scott Jessup
Title:    Vice President


The Hongkong and Shanghai
Banking Corporation Limited

     /s/ George W. Macek
By:
   -------------------------
Name:     George W. Macek
Title:    Vice President

           [ADDITIONAL SIGNATURES FOR LENDERS CONTINUED ON NEXT PAGE]

The Industrial Bank of Japan, Limited, Los Angeles Agency

     /s/ Kiyato
By:
   -------------------------
Name:     Kiyato
Title:    SVP

Key Bank of Idaho

     /s/ Terry L. Pitkin
By:
   -------------------------
Name:     Terry L. Pitkin
Title:    VP

The Long-Term Credit Bank of
Japan, Ltd., Los Angeles Agency

     /s/ Curt M. Biren
By:
   -------------------------
Name:     Curt M. Biren
Title:    Vice President, Manager

Morgan Guaranty Trust Company

     /s/ D. Linda Scheuplein
By:
   -------------------------
Name:     D. Linda Scheuplein
Title:    Vice President

National Westminster Bank PLC

     /s/ Theodore P. Nikolis
By:
   -------------------------
Name:     Theodore P. Nikolis
Title:    Vice President & Counsel

PNC Bank, N.A.

     /s/Thomas J. McCool
By:
   -------------------------
Name:     Thomas J. McCool
Title:    Sr. Vice President

Royal Bank of Canada

     /s/Brian W. Dixon
By:
   -------------------------
Name:     Brian W. Dixon
Title:    Senior Manager

San Paolo Bank SpA

     /s/ Donald W. Brown
By:
   -------------------------
Name:     Donald W. Brown
Title:    Branch Manager


     /s/ Glen Binder
By:
   -------------------------
Name:     Glen Binder
Title:    VP

Society National Bank

     /s/ Amy J. Piesen
By:
   -------------------------
Name:     Amy J. Piesen
Title:    Vice President

Union Bank of Switzerland

     /s/ Scott Sommers
By:
   -------------------------
Name:     L. Scott Sommers
Title:    Vice President

     /s/ Peter S. Humber
By:
   -------------------------
Name:     Peter S. Humber
Title:    Vice President

Westdeutsche Landesbank
Girozentrale, New York and
Cayman Islands Branches

     /s/ Salvatore Battinelli
By:
   -------------------------
Name:     Salvatore Battinelli
Title:    Vice President
          Credit Department

     /s/ Catherine Ruhland
By:
   -------------------------
Name:     Catherine Ruhland
Title:    Associate

                               GUARANTOR CONSENTS

          Each of the undersigned, a Guarantor under a Guaranty, hereby (i) ratifies and reaffirms, as of the date hereof, all of the provisions of its Guaranty and its Guaranty Security Agreement, (ii) acknowledges receipt of a copy of the First Amendment to Amended and Restated Credit Agreement dated as of OCTOBER 10, 1995 (the "Amendment") and (iii) consents to all of the provisions of the Amendment.

National Projects, Inc.,
a Nevada corporation

     /s/ Douglas L. Brigham
By:
    --------------------------
Name:    Douglas L. Brigham
Title:   Treasurer


Morrison-Knudsen Services, Inc.,
a Nevada corporation

     /s/ Douglas L. Brigham
By:
    --------------------------
Name:   Douglas L. Brigham
Title:  Treasurer


Morrison-Knudsen Financial Company, Inc., a Nevada corporation

     /s/ Douglas L. Brigham
By:
    --------------------------
Name:   Douglas L. Brigham
Title:  Treasurer


Atascosa Mining Co.,
a Nevada corporation

     /s/ Douglas L. Brigham
By:
    --------------------------
Name:   Douglas L. Brigham
Title:  Treasurer


Centennial Engineering, Inc.,
a Colorado corporation

     /s/ Douglas L. Brigham
By:
    --------------------------
Name:    Douglas L. Brigham
Title:   Assistant Treasurer

CF Systems Corporation,
a Massachusetts corporation

     /s/ Douglas L. Brigham
By:
    --------------------------
Name:    Douglas L. Brigham
Title:   Treasurer

Chemical Demilitarization of Anniston Company, a Nevada corporation

     /s/ Douglas L. Brigham
By:
    --------------------------
Name:    Douglas L. Brigham
Title:   Vice President and
         Treasurer


Joy MK Projects Company,
a Nevada corporation


     /s/ Douglas L. Brigham
By:
    --------------------------
Name:    Douglas L. Brigham
Title:   Vice President and
         Assistant Treasurer

MK Capital Company,
a Nevada corporation

     /s/ Douglas L. Brigham
By:
    --------------------------
Name:    Douglas L. Brigham
Title:   Treasurer


MK-Ferguson Engineering Company,
a Michigan corporation

     /s/ Douglas L. Brigham
By:
    --------------------------
Name:    Douglas L. Brigham
Title:   Assistant Treasurer

[SIGNATURES CONTINUED ON NEXT PAGE]

MK-Ferguson of Idaho Company,
a Idaho corporation

     /s/ Douglas L. Brigham
By:
    --------------------------
Name:    Douglas L. Brigham
Title:   Treasurer

MK-Ferguson of Oak Ridge Company,
a Tennessee corporation

     /s/ Douglas L. Brigham
By:
    --------------------------
Name:    Douglas L. Brigham
Title:   Treasurer


MK Infrastructure Corporation,
a Delaware corporation

     /s/ Douglas L. Brigham
By:
    --------------------------
Name:    Douglas L. Brigham
Title:   Assistant Treasurer


MK-Train Control, Inc.,
a Nevada corporation

     /s/ Douglas L. Brigham
By:
    --------------------------
Name:    Douglas L. Brigham
Title:   Treasurer


Navasota Mining Company, Inc.,
a Nevada corporation

     /s/ Douglas L. Brigham
By:
    --------------------------
Name:    Douglas L. Brigham
Title:   Treasurer


Yampa Mining Co.,
a Nevada corporation

     /s/ Douglas L. Brigham
By:
    --------------------------
Name:     Douglas L. Brigham
Title:    Treasurer

Morrison-Knudsen Company, Inc.,
a Delaware corporation

     /s/ Douglas L. Brigham
By:
    --------------------------
Name:    Douglas L. Brigham
Title:   Vice President and
         Treasurer

Morrison-Knudsen Engineers, Inc.,
a Nevada corporation

     /s/ Douglas L. Brigham
By:
    --------------------------
Name:    Douglas L. Brigham
Title:   Vice President and
         Treasurer

Morrison-Knudsen International Company, Inc., a Nevada corporation

     /s/ Douglas L. Brigham
By:
    --------------------------
Name:    Douglas L. Brigham
Title:   Vice President and
         Treasurer

                             SCHEDULES AND EXHIBITS



                    THE REGISTRANT AGREES TO PROVIDE TO THE
                SECURITIES AND EXCHANGE COMMISSION, UPON REQUEST,
                WITH COPIES OF THE SCHEDULES AND EXHIBITS HERETO.


                                       20